850f – Late Breaking Abstract Session DDW, May 6, 2014
Prabhavathi Fernandes , Taishi Hashiguchi ,
Masato Fujii , Hiroyuki Yoneyama
Cempra Inc., NC, USA.
Stelic Institute & Co. Inc., Tokyo, Japan
Anti-NASH Effects of
Solithromycin in
NASH-HCC Mouse Model
Exhibit 99.1
1
2 2

2
2

Forward Looking Statement
This presentation contains forward-looking statements regarding future events.
These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include, among others: risks related to the costs, timing, regulatory review and results of our studies and clinical trials; our need to obtain additional funding and our ability to obtain future funding on acceptable terms; our anticipated capital expenditures and our estimates regarding our capital requirements; our and our strategic partners’ ability to obtain FDA and foreign regulatory approval of our product candidates; our dependence on the success of solithromycin and TAKSTA; the possible impairment of, or inability to obtain, intellectual property rights and the costs of obtaining such rights from third parties; the unpredictability of the size of the markets for, and market acceptance of, any of our products, including solithromycin and TAKSTA; our ability to produce and sell any approved products and the price we are able to realize for those products; our ability to retain and hire necessary employees and to staff our operations appropriately; our ability to compete in our industry;
innovation by our competitors; and our ability to stay abreast of and comply with new or modified laws and regulations that currently apply or become applicable to our business. Please refer to the documents that we file from time to time with the Securities and Exchange Commission.

NMe2
HO
OH
O
HO
HO
OH
OMe

Erythromycin

NMe2
HO
OCH3
HO
HO
OH
OMe

Clarithromycin

HO
HO
N
OH
HO
OMe

Azithromycin

OCH3
HO
H2N
N
F

Solithromycin – the first fluoroketolide
Currently Approved Macrolide Antibiotics
What is Solithromycin?
More potent than older macrolides
Activity against resistant strains
Better stability, better PK
Oral, intravenous and pediatric suspension
Well tolerated so far, Phase 1 and Phase 2
2 Global Phase 3 trials for pneumonia (CABP)
enrolling
Solithromycin

Solithromycin’s Broad Use Potential

HAP, Simple RTI’s, Pharyngitis, Sinusitis, Bronchitis, Acute Exacerbation of
Chronic Bronchitis (AECB)
Respiratory Tract Infections (RTI)
Anti-inflammatory
COPD, Cystic fibrosis, Panbronchiolitis
Special
Populations
BARDA funded
Pediatrics and Pregnancy
Pediatric suspension with broad potential in development
Infections in Pregnancy – neonatal sepsis
Infections in Utero – premature, cerebral palsy, autism
Biodefense
BARDA funded
Multiple Unidentified Pathogens
Anthrax, Tularemia
Sexually
Transmitted
Diseases
Genital Infections
Major Public Health Crisis – multi drug resistance, no oral therapy.
Most common reportable infectious diseases.
GI & Others
Ophthalmic
Helicobacter Gastritis, Campylobacteria, Tick and Insect Borne Diseases,
Diarrhea, and Ophthalmic Drops
CABP
Primary
Indication
Other Infections

JPET

A Novel Macrolide Solithromycin Exerts Superior Anti-inflammatory Effect via NF-κB Inhibition

Yoshiki Kobayashi, Hiroo Wada, Christos Rossios, Dai Takagi, Manabu Higaki, Shin'ichiro Mikura, Hajime Goto, Peter J. Barnes, and Kazuhiro Ito

Airway Disease Section, National Heart and Lung Institute, Imperial College London, London, United Kingdom (Y.K., C.R., D.T., P.J.B., K.I.); and Department of Respiratory Medicine, Kyorin University, School of Medicine, Tokyo, Japan (H.W., M.H., S.M., H.G.)

J Pharmacol Exp Ther 345:76–84, April 2013

BJP British Journal of Pharmacology

RESEARCH PAPER

Y Kobayashi[1], H Wada[2], C Rossios[1], D Takagi[1], C Charron[1], P J Barnes[1] and K Ito[1]

[1]*Airway Disease Section, National Heart and Lung Institute, Imperial College London, London, UK, and* [2]*Department of Respiratory Medicine, Kyorin University, School of Medicine, Tokyo, Japan*

British Journal of Pharmacology (2013) **169** 1024–1034

■

■

■

Anti-inflammatory Mechanism of Solithromycin in COPD

Macrolides are used as
anti-inflammatories in
treating COPD patients
Solithromycin has been
shown to have stronger
anti-inflammatory
properties than the older
macrolide antibiotics
Macrolides upregulate
HDAC2 promoter – which
results in a decrease in
cytokine production
A Novel Macrolide/fluoroketolide, Solithromycin (CEM-
101), Reverses Corticosteroid Insensitivity Via
Phosphoinositide 3-kinase Pathway Inhibition

Why Test Solithromycin in NASH?
The strong anti-inflammatory effects  of solithromycin will be tested in a
Phase 2 study in COPD
Solithromycin achieves high liver concentrations (as in the lung)
Since inflammation is known to play a key role in NASH we decided to study the effect of solithromycin in NASH
Large and growing body of safety data on solithromycin:
– Well tolerated in approx. 1000 patients and subjects to date – oral capsules, intravenous, pediatric suspension in development
– Well tolerated in hepatic insufficiency patients – mild, moderate and severe.
No dose adjustments needed.
– No QT effect unlike older macrolides – TQT study complete
– 90 day toxicology in rat and NHP complete

STAM : In Vivo Predictive Pharmacology Model for NASH
Fujii, M. et al. Med. Mol. Morphol. 2013;46: 141-152.

Birth
0w
Pregnant C57BL/6J mice
1st Hit
- Low dose streptozotocin -
4w
5w 7w 9w
Steatosis evident
NASH evident
Fibrosis evident
16w
HCC evident
12w
Nodule evident
Fibrosis NASH
Steatosis
100%
Steatosis (+)
ALT
NAFLD activity score
All mice at 6 weeks have
a NAFLD Activity Score
(NAS) >5
Similar to human NASH
CHEMICAL DIET
Continuous 2nd Hit
- High fat diet feeding -
6w
Following the initial diabetes model
evolves into a model for NASH
100%
100%
HCC Healthy Liver
TM

Kleiner DE, et al.
Hepatology 2005;41:1313–21
NAFLD Activity Score (NAS)

Histological
feature
Score Category definition
Steatosis
0 <5%
1 5–33%
2 34–66%
3 >66%
Plus
Hepatocyte
ballooning
0 None
1 Few
2 Many
Plus
Inflammation
0 None
1 1–2 foci per ×20 field
2 2–4 foci per ×20 field
3 >4 foci per ×20 field
NAS total 0–8
Histological
feature
Score Category definition
Fibrosis
0 No fibrosis
1a
Zone 3 mild perisinusoidal
fibrosis
1b
Zone 3 moderate
perisinusoidal fibrosis
1c Periportal/portal fibrosis only
2
Zone 3+periportal/portal
fibrosis
3 Bridging fibrosis
4 Cirrhosis
Fibrosis score 0-4
A score of 5 with steatosis and hepatocyte ballooning is generally considered diagnostic of NASH

Study Plan for Assessing the Anti-NASH/fibrosis
Effects of Solithromycin in STAM
TM
Model of NASH

4 Gene expression assay
TNF-
MCP-1
MMP-9
3 Histopathological assay
HE staining
(NAFLD Activity score)
Sirius red staining
(Fibrosis area)
Immunohistochemistry
for F4/80 (Inflammation area)
1 General
Body weight
Liver weight
Liver-to-body
2 Biochemistry
Whole blood glucose
Plasma ALT
Liver TG
Analyses
STAM
TM
+ Solithromycin 50 mg/kg
4 wks 9 wks 7 wks
Sacrifice total
= 8 mice/group
HFD Feeding
5 wks 8 wks
(n=8)
Oral, QD for 4 weeks
6 wks
50 mg/kg mouse dose = 240 mg adult human equivalent dose (Conversion of animal doses to HEDs based on body surface area FDA guidance 2012)
800 mg LD/400mg MD is being used in our current pneumonia clinical trials weight ratio

Body weight (g)
24
21
18
15
12
9
6
3
0
0
4
8
12
16
20
24
28
Days after the start of treatment
Vehicle
Solithromycin

P<0.05
Liver weight (mg)
1600
1200
800
400
0
Vehicle
Solithromycin

P<0.05
Liver-to-body weight ratio (%)
10
8
6
4
2
0
Vehicle
Solithromycin

Mouse Weight and Liver Weight on Week 9 10 Steatosis seen in week 9 in the model Mean ± SD Student’s T-test Liver-to-body Weight Ratio Body Weight Liver Weight

Vehicle
Solithromycin
108
204
parietal side
visceral side

P<0.01
Whole blood glucose (mg/dL)
800
600
400
200
0
Vehicle
Solithromycin

Liver Morphology and Function 11 Macroscopic Appearance Blood Glucose Mean ± SD Student’s T-test

Additional Chemistry

ALT not decreased
No effect on liver triglyceride concentration
Mean ± SD
Student’s T-test
Parameter
(mean ± SD)
Vehicle
(n=8)
Solithromycin
(n=8)
Plasma ALT (U/L) 48 ± 11 50 ± 9
Liver triglyceride
(mg/g liver)
43.3 ± 7.0 36.8 ± 13.7

ID:108
x50
x200
Vehicle
ID:206
x50
x200
Solithromycin

P<0.0001
NAFLD Activity score
7
6
5
4
3
2
1
0
Vehicle
Solithromycin

H & E Stained Liver Sections

NAFLD Activity score (NAS)
calculated according to
Kleiner DE et al. Hepatology.
2005;41:1313-1321
.
All of the untreated mice had a NAFLD score of >5 and none of the soli treated mice had this score
Mean ± SD
Student’s T-test
NAFLD Activity Score

P<0.0001
Hepatocyte ballooning score
3
2
1
0
Vehicle
Solithromycin

P<0.01
Lobular inflammation score
3
2
1
0
Vehicle
Solithromycin

n.s.
Steatosis score
3
2
1
0
Vehicle
Solithromycin

Components of NAFLD Activity Score 14 Steatosis Score Lobular Inflammation Score Hepatocyte Ballooning Score Mean ± SD Student’s T-test Treated Control untreated

ID:108
Vehicle
x50
x200
ID:204
Solithromycin
x50
x200

n.s.
Sirius red-positive area (%)
1.5
1.2
0.9
0.6
0.3
0.0
Vehicle
Solithromycin

Sirius Red Stained Liver Sections

Percent of Fibrosis Area
Short duration of treatment is not expected to improve fibrosis. Fibrosis is not massive even in vehicle treated controls in this study.
Continued treatment, with continued improvement in inflammation could provide a reduction in fibrosis.
Mean ± SD
Student’s T-test

ID:105
Vehicle
x100
x200
ID:207
Solithromycin
x100
x200

n.s.
F4/80-positive area (%)
15
12
9
6
3
0
Vehicle
Solithromycin

Photomicrographs of F4/80 Immunostained
Liver Sections

F4/80 antigen is a macrophage-restricted cell surface glycoprotein and the stain is very specific for macrophages
Mean + SD
Student’s T-test
Morphometric Analysis:
Macrophage Density

TNF-α
n.s.
TNF-a/36B4
2.0
1.5
1.0
0.5
0.0
Vehicle
Solithromycin
MCP-1
P < 0.05
MCP-1/36B4
2.0
1.5
1.0
0.5
0.0
Vehicle
Solithromycin
MMP9
P < 0.05
MMP-9/36B4
2.0
1.5
1.0
0.5
0.0
Vehicle
Solithromycin

–

- α β.
-

Relative Gene Expression in the Liver:
Quantitative RT-PCR

Mean + SD
Student’s T-test
Future experiments will look at other inflammatory markers will be examined
- Collagen Type 1, -SMA, TIMP-1 and TGF-
- CK-18 biomarker
Insulin resistance markers

18 Possible Mechanism of Action

μ

Human FXR Agonism Assay
Fold Activation of FXR Activity
900
800
700
600
500
400
300
200
100
0
GW4064
(Z' = 0.92)
CEM-101
10-1
10⁰
10¹
10²
10³
10⁴
10⁵
[nM]

Solithromycin Has No Effect On FXR Signal Pathway

FXR agonist and antagonist activity measured in hybrid human FXR receptor expressing reporter cell assays
Solithromycin up to 30 M
Unlike Obeticholic acid from
Intercept, Solithromycin (CEM-101)
does not show agonistic activity
nor significant antagonistic activity
in the human FXR assays
Solithromycin does not show
evidence of cytotoxicity in the
antagonist assays

Does Solithromycin Act Through It’s Antibacterial
Effects in NASH?

Susceptibility of Anaerobic Intestinal Bacteria
MIC
90
(mcg/mL)
Bacteroides
spp. including B. fragilis (22)
>64
Prevotella spp. (10) 4
Porphyromonas spp. (10) 0.06
Peptostreptococcus spp. (10) 0.25
Clostridium spp. (10) 0.06
C. difficile (10) >64
Endotoxin is not likely to be released by
solithromycin
- It does not effect aerobic or
anaerobic Gram-negative intestinal
bacteria
- Minimal effect on bowel flora
Solithromycin is well absorbed after oral
administration (78%) and has very little
active solithromycin is in the intestinal
tract
- <15% of unchanged solithromycin is
Antibacterial Effect on Intestinal
microflora – Unlikely
Anti-inflammatory Mechanism
Approximately 70% of the oral
dose is metabolized and
excreted by the liver
Very high liver concentrations
of solithromycin
Organism (No.)
It is possible that
solithromycin is exerting its
anti-inflammatory properties
in the liver as it does in the
lung in COPD
found in the feces

J Pharmacol Exp Ther 345:76–84, April 2013

Soli 100mg/kg po 1 hr pre- smoke
adaptation
Cigarette smoke (4%, 30 min)
BAL
1 2 3 4 5 6 7 8 9 10 11 12
(days)

Cell number
Cell number
increased body weight over 12 days (g)

Cell number
Pro M M P 9 (ng/m l)

Anti-inflammatory Effect of Solithromycin in a
mouse COPD Model
Macrophage
0
100000
200000
300000
400000
Air SM
+
Veh
SM
+
SOL
4 days of treatment
with smoke exposure
Neutrophil and pro-
MMP9 production
are inhibited by
solithromycin in
cigarette-smoke
exposed murine lung
Body Weight
SM= Cigarette smoke
EM = Erythromycin
SOL = Solithromycin
-0.5
0.0
0.5
1.0
1.5
p<0.05
Air SM
+
Veh
SM
+
SOL
MMP9
0
1
2
3
4
5
Air SM
+
Veh
SM
+
SOL
SM
+
EM
NS p<0.05
Neutrophil
0
2000
4000
6000
8000
p<0.05
Air SM
+
Veh
SM
+
SOL
Neutrophil
0
5000
10000
15000
20000
Air SM
+
Veh
SM
+
SOL
SM
+
EM
p<0.05

22 Solithromycin Clinical Development Status to Date

Single Oral Dose
1 50 mg
2 100 mg
3 200 mg
4 400 mg
5 800 mg
6 1200 mg
7 1600 mg
Time (h)
0
8
16
24
32
40
48
56
64
72
0
0.5
1.0
1.5
2.0
2.5

Solithromycin: Clinical Development Status

Two global Phase 3 studies for community acquired bacterial pneumonia (CABP)
enrolling –~800 patients each
Phase 1 SD, MD, Food effect, DDI, TQT, hepatic insufficiency complete
– No food effect and no dose adjustment needed in hepatic insufficiency patients. No QT effect.
Phase 2 CABP – Effective and well tolerated. 5 days QD 800mg LD / 400mg MD
–
Oldach, O., et al.  Antimicrob Agents Chemother. 2013;57:2526-2534.
All toxicology studies complete for NDA for CABP
– 3 month toxicology in rat and NHP complete – 125 mg/kg/day
Mean Cmax: 0.02 to 1.96 µg/mL
Mean AUC
inf
: 0.06 µg•h/mL to 28.9 µg•h/mL
Mean t
max
: 1.5 to 6.0 hours
Mean T1/2: 3.2 to 7.4 hours
Safe and well tolerated – Tested up to 1600 mg SD
Still, J.G.,
et al
. Antimicrob Agents Chemother. 2011;55:1997-
2003.
Approx. 1000 patients or subjects have had up to 5-7 days treatment

Next Steps
STAM
TM
Mouse model is being repeated with dose titration
Determination of lowest optimal dose and duration of treatment
Determination of duration of effect
Characterization of additional inflammatory markers
MOA in NASH studies
We are planning a Phase 2 dose ranging study in NASH patients
3 month treatment period – possible with current toxicology data
Chemical synthesis program to modify solithromycin to find a new compound without antibacterial properties
Next generation product

Key Take Away Messages
Solithromycin, a novel fluoroketolide, has shown statistically significant effects in decreasing the NAFLD score, including drastically reducing ballooning degeneration and inflammation in the STAM mouse model
Data indicates that the mechanism is mediated by the anti-inflammatory effects of solithromycin
Solithromycin is well tolerated in clinical trials in bacterial pneumonia –
approx. 1000 patients/subjects have been exposed for multiple days
We expect to follow up these exciting mouse data by starting a Phase 2 study in NASH

TM